                                                                     EXHIBIT 3.1

                           THE COMPANIES LAW (REVISED)
                            COMPANY LIMITED BY SHARES

                 (AMENDED PURSUANT TO SPECIAL RESOLUTIONS PASSED
                    BY THE SOLE SHAREHOLDER ON 14 JULY, 2004)
                            MEMORANDUM OF ASSOCIATION

                                       OF

            CHINA TECHFAITH WIRELESS COMMUNICATION TECHNOLOGY LIMITED
                                [NAME IN CHINESE]

1. The name of the Company is CHINA TECHFAITH WIRELESS COMMUNICATION TECHNOLOGY LIMITED
                                [NAME IN CHINESE]

2. The Registered Office of the Company shall be at the offices of Codan Trust Company (Cayman) Limited, Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies.

3. Subject to the following provisions of this Memorandum, the objects for which the Company is established are unrestricted and shall include, but without limitation:

     (a) to act and to perform all the functions of a holding company in all its branches and to co-ordinate the policy and administration of any subsidiary company or companies wherever incorporated or carrying on business or of any group of companies of which the Company or any subsidiary company is a member or which are in any manner controlled directly or indirectly by the Company;

     (b) to act as an investment company and for that purpose to acquire and hold upon any terms and, either in the name of the Company or that of any nominee, shares, stock, debentures, debenture stock, annuities, notes, mortgages, bonds, obligations and securities, foreign exchange, foreign currency deposits and commodities, issued or guaranteed by any company wherever incorporated or carrying on business, or by any government, sovereign, ruler, commissioners, public body or authority, supreme, municipal, local or otherwise, by original subscription, tender, purchase, exchange, underwriting, participation in syndicates or in any other manner and whether or not fully paid up, and to make payments thereon as called up or in advance of calls or otherwise and to subscribe for the same, whether conditionally or absolutely, and to hold the same with a view to investment, but with the power to vary any investments, and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof, and to invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may be from time to time determined.

4. Subject to the following provisions of this Memorandum, the Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit, as provided by Section 27(2) of The Companies Law (Revised).

                                                                     EXHIBIT 3.1


5. Nothing in this Memorandum shall permit the Company to carry on a business for which a licence is required under the laws of the Cayman Islands unless duly licensed.

6. If the Company is exempted, it shall not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this clause shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

7. The liability of each member is limited to the amount from time to time unpaid on such member's shares.

8. The share capital of the Company is HK$350,000 divided into 3,500,000 shares of a nominal or par value of HK$0.10 each, with power for the Company insofar as is permitted by law to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies Law (Revised) and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether stated to be preference or otherwise shall be subject to the powers hereinbefore contained.

                                                                     EXHIBIT 3.1



                           THE COMPANIES LAW (REVISED)

                            COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       OF

            China Techfaith Wireless Communication Technology Limited
                                [NAME IN CHINESE]

                                                                     EXHIBIT 3.1

                                      INDEX


1.   TABLE A
2.   INTERPRETATION
3.   BOARD OF DIRECTORS
4.   MANAGEMENT OF THE COMPANY
5.   POWER TO APPOINT MANAGING DIRECTOR OF CHIEF EXECUTIVE OFFICER
6.   POWER TO APPOINT MANAGER
7.   POWER TO AUTHORISE SPECIFIC ACTIONS
8.   POWER TO APPOINT ATTORNEY
9.   POWER TO DELEGATE TO A COMMITTEE
10.  POWER TO APPOINT AND DISMISS EMPLOYEES
11.  POWER TO BORROW AND CHARGE PROPERTY
12.  EXERCISE OF POWER TO PURCHASE SHARES OF THE COMPANY
13.  DISCONTINUATION
14.  ELECTION/REMOVAL OF DIRECTORS
15.  DEFECTS IN APPOINTMENT OF DIRECTORS
16.  ALTERNATE DIRECTORS AND PROXIES
17.  VACANCIES ON THE BOARD
18.  NOTICE OF MEETINGS OF THE BOARD
19.  QUORUM AT MEETINGS OF THE BOARD
20.  MEETINGS OF THE BOARD
21.  UNANIMOUS WRITTEN RESOLUTIONS
22.  CONTRACTS AND DISCLOSURE OF DIRECTORS' INTERESTS
23.  REMUNERATION OF DIRECTORS
24.  OFFICERS OF THE COMPANY
25.  APPOINTMENT OF OFFICERS
26.  REMUNERATION OF OFFICERS
27.  DUTIES OF OFFICERS
28.  CHAIRMAN OF MEETINGS
29.  REGISTER OF DIRECTORS AND OFFICERS
30.  REGISTER OF MORTGAGES AND CHARGES
31.  OBLIGATIONS OF BOARD TO KEEP MINUTES
32.  INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY
33.  WAIVER OF CLAIM BY MEMBER
34.  NOTICE OF ANNUAL GENERAL MEETING
35.  NOTICE OF EXTRAORDINARY GENERAL MEETING
36.  ACCIDENTAL OMISSION OF NOTICE OF GENERAL MEETING
37.  MEETING CALLED ON REQUISITION OF MEMBERS
38.  SHORT NOTICE
39.  POSTPONEMENT OF MEETINGS
40.  QUORUM FOR GENERAL MEETING
41.  ADJOURNMENT OF MEETINGS


                                      (i)

                                                                     EXHIBIT 3.1

42.  ATTENDANCE AT MEETINGS
43.  WRITTEN RESOLUTIONS
44.  ATTENDANCE OF DIRECTORS
45.  VOTING AT MEETINGS
46.  VOTING ON SHOW OF HANDS
47.  DECISION OF CHAIRMAN
48.  DEMAND FOR A POLL
49.  SENIORITY OF JOINT HOLDERS VOTING
50.  INSTRUMENT OF PROXY
51.  REPRESENTATION OF CORPORATION AT MEETINGS
52.  RIGHTS OF SHARES
53.  POWER TO ISSUE SHARES
54.  ALTERATION OF CAPITAL
55.  ALTERATION OF REGISTERED OFFICE, NAME AND OBJECTS
56. VARIATION OF RIGHTS, ALTERATION OF SHARE CAPITAL AND PURCHASE OF SHARES OF THE COMPANY
57.  REGISTERED HOLDER OF SHARES
58.  DEATH OF A JOINT HOLDER
59.  SHARE CERTIFICATES
60.  CALL ON SHARES
61.  FORFEITURE OF SHARES
62.  CONTENTS OF REGISTER OF MEMBERS
63.  DETERMINATION OF RECORD DATES
64.  INSTRUMENT OF TRANSFER
65.  RESTRICTION ON TRANSFER
66.  TRANSFERS BY JOINT HOLDERS
67.  REPRESENTATIVE OF DECEASED MEMBER
68.  REGISTRATION ON DEATH OR BANKRUPTCY
69.  DECLARATION OF DIVIDENDS BY THE BOARD
70.  OTHER DISTRIBUTIONS
71.  RESERVE FUND
72.  DEDUCTION OF AMOUNTS DUE TO THE COMPANY
73.  ISSUE OF BONUS SHARES
74.  RECORDS OF ACCOUNT
75.  APPOINTMENT OF AUDITOR
76.  NOTICES TO MEMBERS OF THE COMPANY
77.  NOTICES TO JOINT MEMBERS
78.  SERVICE AND DELIVERY OF NOTICE
79.  THE SEAL
80.  WINDING-UP/DISTRIBUTION BY LIQUIDATOR
81.  ALTERATION OF ARTICLES


                                      (ii)

                                                                     EXHIBIT 3.1

                           THE COMPANIES LAW (REVISED)
                            COMPANY LIMITED BY SHARES

                 (AMENDED PURSUANT TO SPECIAL RESOLUTIONS PASSED
                    BY THE SOLE SHAREHOLDER ON 14 JULY, 2004)
                             ARTICLES OF ASSOCIATION

                                       OF

            CHINA TECHFAITH WIRELESS COMMUNICATION TECHNOLOGY LIMITED
                                [NAME IN CHINESE]

1.    Table A

1(1) The regulations in Table A in the Schedule to the Companies Law (Revised) do not apply to the Company.

2.    Interpretation

2(1)  In these Articles where the context permits:

      "Alternate Director" means an alternate Director appointed in accordance with these Articles;

      "Articles" means these Articles of Association as altered from time to time;

      "Auditors" means the auditors for the time being of the Company and includes any person or partnership;

      "Board" means the Board of Directors appointed or elected pursuant to these Articles and acting by resolution in accordance with the Law and these Articles or the Directors present at a meeting of Directors at which there is a quorum;

      "class meeting" means a separate meeting of the members of a class of shares;

      "clear days" in relation to notice of a meeting means days falling after the day on which notice is given or deemed to be given and before the day of the meeting;

      "Company" means the company for which these Articles are approved and confirmed;

      "Director" means a director, including a sole director, for the time being of the Company and shall include an Alternate Director;

      "Law" means The Companies Law (Revised) of the Cayman Islands and every modification or reenactment thereof for the time being in force;

                                                                     EXHIBIT 3.1

      "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

      "month" means calendar month;

      "notice" means written notice as further defined in these Articles unless otherwise specifically stated;

      "Officer" means any person appointed by the Board to hold an office in the Company;

      "ordinary resolution" means a resolution passed at a general meeting (or, if so specified, a class meeting) of the Company by a simple majority of the votes cast, or a written resolution;

      "paid-up" means paid-up or credited as paid-up;

      "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Articles;

      "Register of Members" means the register of members of the Company;

      "Registered Office" means the registered office for the time being of the Company;

      "Seal" means the common seal or any official or duplicate seal of the Company;

      "Secretary" means the person appointed to perform any or all duties of secretary and includes any deputy or assistant secretary;

      "share" includes a fraction of a share;

      "special resolution" means a resolution passed at a general meeting (or, if so specified, a class meeting) of the Company by a majority of not less than two thirds of the votes cast, as provided in the Law, or a written resolution;

      "year" means calendar year.

2(2)  In these Articles where not inconsistent with the context:

      (a) words denoting the plural number include the singular number and vice versa;

      (b) words denoting the masculine gender include the feminine gender and vice versa;

                                                                     EXHIBIT 3.1

      (c) words importing persons include companies or associations or bodies of persons, corporate or not;


      (d) the word "may" shall be construed as permissive; the word "shall" shall be construed as imperative;

      (e) a reference to a statutory provision shall be deemed to include any amendment or re-enactment thereof.

2(3) Subject as aforesaid, words defined or used in the Law have the same meaning in these Articles.

2(4) Expressions referring to writing or written shall unless the contrary intention appears, include facsimile, printing lithography, photography and other modes of representing words in a visible form.

2(5) The headings in these Articles are for ease of reference only and shall not affect the construction or interpretation of these Articles.

                               BOARD OF DIRECTORS

3.    Board of Directors

The business of the Company shall be managed and conducted by the Board.

4.    Management of the Company

      (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Articles, required to be exercised by the Company in general meeting subject, nevertheless, to these Articles, the provisions of any statute and to such regulations as may be prescribed by the Company in general meeting.

      (2) No regulation or alteration to these Articles pursuant to a special resolution shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

      (3) The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

5.    Power to appoint managing director or chief executive officer

The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

                                                                     EXHIBIT 3.1

6.    Power to appoint manager

The Board may appoint a person to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

7.    Power to authorise specific actions

The Board may from time to time and at any time authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

8.    Power to appoint attorney

The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

9.    Power to delegate to a committee

The Board may delegate any of its powers to a committee appointed by the Board and every such committee shall conform to such directions as the Board shall impose on them. Subject to any directions or regulations made by the directors for this purpose, the meetings and proceedings of such committees shall be governed by the provisions of these Articles covering the meetings and proceedings of the Directors, including provisions for written resolutions.

10.   Power to appoint and dismiss employees

The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

11.   Power to borrow and charge property

The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

                                                                     EXHIBIT 3.1

12.   Exercise of power to purchase shares of the Company


      (1) Subject to the Law, the Company is hereby authorised to issue shares which are to be redeemed or are liable to be redeemed at the option of the Company or a Member; but, save for shares declared to be redeemable by the Memorandum of Association, the Directors shall not issue redeemable shares without the sanction of an ordinary resolution.

      (2) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to the Law. Shares purchased by the Company shall be cancelled and shall cease to confer any right or privilege on the Member from whom the shares are purchased.

      (3) The Company is hereby authorised to make payments in respect of the redemption of its shares out of capital or out of any other account or fund which can be authorised for this purpose in accordance with the Law.

      (4) Unless fixed by the ordinary resolution sanctioning its issue the redemption price of a redeemable share, or the method of calculation thereof, shall be fixed by the Directors at or before the time of issue.

      (5) Unless otherwise provided or directed by the ordinary resolution sanctioning the issue of the shares concerned:

      (a) every share certificate representing a redeemable share shall indicate that the share is redeemable;

      (b) in the case of shares redeemable at the option of a Member a redemption notice from a Member may not be revoked without the agreement of the Directors;

      (c) at the time or in the circumstances specified for redemption the redeemed shares shall be cancelled and shall cease to confer on the relevant Member any right or privilege, without prejudice to the right to receive the redemption price, which price shall become payable so soon as it can with due despatch be calculated, but subject to surrender of the relevant share certificate for cancellation (and reissue in respect of any balance);

      (d) the redemption price may be paid in any manner authorised by these Articles for the payment of dividends;

      (e) a delay in payment of the redemption price shall not affect the redemption but, in the case of a delay of more than thirty days, interest shall be paid for the period from the due date until actual payment at a rate which the Directors, after due enquiry, estimate to be representative of the rates being offered by class A banks in the Cayman Islands for thirty day deposits in the same currency;

      (f) the Directors may exercise as they think fit the powers conferred on the

                                                                     EXHIBIT 3.1

            Company by Section 37(5) of the Law (payment out of capital) but only if and to the extent that the redemption could not otherwise be made (or not without making a fresh issue of shares for this purpose);

      (g) subject as aforesaid, the Directors may determine, as they think fit all questions that may arise concerning the manner in which the redemption of the shares shall or may be effected;

      (h)   no share may be redeemed unless it is fully paid-up.

13.   Discontinuation

      The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside the Cayman Islands pursuant to Section 226 of the Law.

14.   Election/Removal of Directors

      (1) The Board shall consist of not less than one Director or such number in excess thereof as the Board may from time to time determine who shall be elected or appointed in writing the first place by the subscribers to the Memorandum of Association or by a majority of them.

      (2) The Directors may from time to time appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, subject to any upper limit on the number of Directors prescribed pursuant to this Article.

      (3) The Company may from time to time by ordinary resolution appoint any person to be a Director and may in like manner remove any Director from office, whether or not appointing another in his stead.

      (4) An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period; but no such term shall be implied in the absence of express provision.

      (5) There shall be no shareholding qualification for Directors unless prescribed by special resolution.

15.   Defects in appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

                                                                     EXHIBIT 3.1

16.   Alternate Directors and Proxies

      (1) A Director may at any time appoint any person (including another Director) to be his Alternate Director and may at any time terminate such appointment. An appointment and a termination of appointment shall be by notice in writing signed by the Director and deposited at the Registered Office or delivered at a meeting of the Directors.

      (2) The appointment of an Alternate Director shall determine on the happening of any event which, if he were a Director, would cause him to vacate such office or if his appointor ceases for any reason to be a Director.

      (3) An Alternate Director shall be entitled to receive notices of meetings of the Directors and shall be entitled to attend and vote as a Director at any such meeting at which his appointor is not personally present and generally at such meeting to perform all the functions of his appointor as a Director; and for the purposes of the proceedings at such meeting these Articles shall apply as if he (instead of his appointor) were a Director, save that he may not himself appoint an Alternate Director or a proxy.

      (4) If an Alternate Director is himself a Director or attends a meeting of the Directors as the Alternate Director of more than one Director, his voting rights shall be cumulative.

      (5) Unless the Directors determine otherwise, an Alternate Director may also represent his appointor at meetings of any committee of the Directors on which his appointor serves; and the provisions of this Article shall apply equally to such committee meetings as to meetings of the Directors.

      (6) An Alternate Director may join in a written resolution of the Directors adopted pursuant to these Articles and his signature of such resolution shall be as effective as the signature of his appointor.

      (7) Save as provided in these Articles an Alternate Director shall not, as such, have any power to act as a Director or to represent his appointor and shall not be deemed to be a Director for the purposes of these Articles.

      (8) A Director who is not present at a meeting of the Directors, and whose Alternate Director (if any) is not present at the meeting, may be represented at the meeting by a proxy duly appointed, in which event the presence and vote of the proxy shall be deemed to be that of the Director. All the provisions of these Articles regulating the appointment of proxies by members shall apply equally to the appointment of proxies by Directors.

17.   Vacancies on the Board

      (1) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Articles as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) increasing the number of Directors to the requisite number (ii)

                                                                     EXHIBIT 3.1

summoning a general meeting of the Company or (iii) preserving the assets of the Company.

      (2)   The office of Director shall be vacated if the Director:-

      (a) is removed from office pursuant to these Articles or is prohibited from being a Director by law;

      (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

      (c) is or becomes of unsound mind or an order for his detention is made under the Mental Health Law or any analogous law of a jurisdiction outside the Cayman Islands or dies;

      (d)   resigns his or her office by notice in writing to the Company.

18.   Notice of meetings of the Board

      (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

      (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile or other mode of representing words in a legible and non-transitory form at such Director's last known address or any other address given by such Director to the Company for this purpose.

19.   Quorum at meetings of the Board

The quorum necessary for the transaction of business at a meeting of the Board shall be two Directors, provided that if there is only one Director for the time being in office the quorum shall be one.

20.   Meetings of the Board

      (1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

      (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

      (3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

                                                                     EXHIBIT 3.1

21.   Unanimous written resolutions

A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.

22.   Contracts and disclosure of Directors' interests

      (1) Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director, provided that nothing herein contained shall authorise a Director or Director's firm, partner or such company to act as Auditor of the Company.

      (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest.

      (3) Following a declaration being made pursuant to this Article, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

23.   Remuneration of Directors

The remuneration, (if any) of the Directors shall subject to any direction that may be given by the Company in general meeting shall be determined by the Directors as they may from time to time determine and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

                                    OFFICERS

24.   Officers of the Company

The Officers of the Company shall consist of a Chairman and a Secretary and such additional Officers as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Articles.

25.   Appointment of Officers

      (1)   The Board shall appoint a Chairman who shall be a Director.

      (2) The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

                                                                     EXHIBIT 3.1

26.   Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.   Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.   Chairman of meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, shall act as chairman at all meetings of the Members and of the Board at which such person is present. In his absence a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.   Register of Directors and Officers

      (1) The Board shall cause to be kept in one or more books at its registered office a Register of Directors and Officers in accordance with the Law and shall enter therein the following particulars with respect to each Director and Officer:

      (a)   first name and surname; and

      (b)   address.

      (2) The Board shall, within the period of thirty days from the occurrence of -

      (a)   any change among its Directors and Officers; or

      (b) any change in the particulars contained in the Register of Directors and Officers,

cause to be entered on the Register of Directors and Officers the particulars of such change and the date on which such change occurred, and shall notify the Registrar of Companies of any such change that takes place.

30.   Register Of Mortgages And Charges

      (1) The Directors shall cause to be kept the register of mortgages and charges required by the Law.

      (2) The Register of Mortgages and Charges shall be open to inspection at the office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection.

                                                                     EXHIBIT 3.1

                                     MINUTES

31.   Obligations of Board to keep minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:-

      (a)   of all elections and appointments of Officers;

      (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

      (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

                                    INDEMNITY

32.   Indemnification of Directors and Officers of the Company

The Directors, Officers and Auditors of the Company and any trustee for the time being acting in relation to any of the affairs of the Company and every former director, officer, auditor or trustee and their respective heirs, executors, administrators and personal representatives (each of such persons being referred to in this Article as an "indemnified party") shall be indemnified out of the assets of the Company from and against all actions, proceedings, costs, charges, losses, damages and expenses which they or any of them shall or may incur or sustain by reason of any act done or omitted in or about the execution of their duties in their respective offices or trusts, except any which an indemnified party shall incur or sustain by or through his own wilful neglect or default; no indemnified party shall be answerable for the acts, omissions, neglects or defaults of any other Director, officer, Auditor or trustee, or for joining in any receipt for the sake of conformity, or for the solvency or honesty of any banker or other persons with whom any moneys or effects belonging to the Company may be lodged or deposited for safe custody, or for any insufficiency of any security upon which any monies of the Company may be invested, or for any other loss or damage due to any such cause as aforesaid or which may happen in or about the execution of his office or trust unless the same shall happen through the wilful neglect or default of such indemnified party.

33.   Waiver of claim by Member

Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

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                                                                     EXHIBIT 3.1

                                    MEETINGS

34.   Notice of annual general meeting

      (1) The Company shall in each year hold a general meeting as its annual general meeting, provided that, if the Company is an exempted company, it may by ordinary resolution determine that no annual general meeting need be held in a particular year or years or indefinitely.

      (2) Subject to paragraph (1) the annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five days notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held and if different, the record date for determining members entitled to attend and vote at general meeting, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

35.   Notice of extraordinary general meeting

      (1) General meetings other than annual general meetings shall be called extraordinary general meetings.

      (2) The Chairman or any two Directors or any Director and the Secretary or the Board may convene an extraordinary general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five days' notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.

36.   Accidental omission of notice of general meeting

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

37.   Meeting called on requisition of Members

      (1) Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the [paid-up share capital] of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a extraordinary general meeting of the Company to be effective the requisition shall state the objects of the meeting, shall be in writing, signed by the requisitionists, and shall be deposited at the Registered Office. The requisition may consist of several documents in like form each signed by one or more requisitionists.

      (2) If the Directors do not within twenty-one days from the date of the requisition duly proceed to call an extraordinary general meeting, the requisitionists, or any of them representing more than one half of the total voting rights of all of them, may themselves convene

                                                                     EXHIBIT 3.1

an extraordinary general meeting; but any meeting so called shall not be held more than ninety days after the requisition. An extraordinary general meeting called by requisitionists shall be called in the same manner, as nearly as possible, as that in which general meetings are to be called by the Directors.

38.   Short notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Articles, be deemed to have been properly called if it is so agreed by all the Members entitled to attend and vote thereat in the case of an annual general meeting, or in the case of an extraordinary general meeting, by seventy-five percent of the members entitled to attend and vote thereat.

39.   Postponement of meetings

The Board may postpone any general meeting called in accordance with the provisions of these Articles provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

40.   Quorum for general meeting

At any general meeting of the Company two persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, PROVIDED that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Board may determine.

41.   Adjournment of meetings

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned for more than sixty days fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Articles.

42.   Attendance at meetings

Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

                                                                     EXHIBIT 3.1

43.   Written resolutions

      (1) Anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Law, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

      (2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Law, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

      (3) For the purposes of this Article, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Law, on behalf of, the last Member to sign and any reference in any Article to the date of passing of a resolution is, in relation to a resolution made in accordance with this Article, a reference to such date.

      (4) A resolution in writing made in accordance with this Article is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Article to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

      (5) A resolution in writing made in accordance with this Article shall constitute minutes for the purposes of the Law.

44.   Attendance of Directors

The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

45.   Voting at meetings

      (1) Subject to the provisions of the Law and these Articles, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Articles and in the case of an equality of votes the resolution shall fail.

      (2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

                                                                     EXHIBIT 3.1

46.   Voting on show of hands

At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Articles, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

47.   Decision of chairman

At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Articles, be conclusive evidence of that fact.

48.   Demand for a poll

      (1) Notwithstanding the provisions of the immediately preceding two Articles, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Articles), a poll may be demanded by the Chairman or at least one Member.

      (2) Where, in accordance with the provisions of subparagraph (1) of this Article, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in sub-paragraph (4) of this Article or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

      (3)   A poll demanded in accordance with the provisions of subparagraph
(1) of this Article, for the purpose of electing a chairman or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

      (4) Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered member in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy members appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

                                                                     EXHIBIT 3.1

49.   Seniority of joint holders voting

In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

50.   Instrument of proxy

The instrument appointing a proxy shall be in writing in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto, under the hand of the appointor or of the appointor's attorney duly authorised in writing, or if the appointor is a corporation, either under its seal, or under the hand of a duly authorised officer or attorney. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.

51.   Representation of corporations at meetings

A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

                            SHARE CAPITAL AND SHARES

52.   Rights of shares

Subject to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these Articles:-

      (a)   be entitled to one vote per share;

      (b) be entitled to such dividends as the Board may from time to time declare;

      (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

      (d) generally be entitled to enjoy all of the rights attaching to shares.

                                                                     EXHIBIT 3.1

53.   Power to issue shares

      (1) Subject to these Articles and to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company on such terms and conditions as it may determine and any shares or class of shares (including the issue or grant of options, warrants and other rights, renounceable or otherwise in respect of shares) may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Board may prescribe, provided that no share shall be issued at a discount except in accordance with the Law.

      (2) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

      (3) The Company may from time to time do any one or more of the following things:

      (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

      (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up;

      (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

      (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

      54. Alteration of Capital

      (1) Subject to the Law the Company may from time to time by ordinary resolution alter the conditions of its Memorandum of Association to increase its share capital by new shares of such amount as it thinks expedient or, if the Company is exempted and has shares without par value, increase its share capital by such number of shares without nominal or par value, or increase the aggregate consideration for which its shares may be issued, as it thinks expedient.

      (2) Subject to the Law, the Company may from time to time by ordinary resolution alter the conditions of its Memorandum of Association to:

      (a) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

                                                                     EXHIBIT 3.1

      (b) subdivide its shares or any of them into shares of an amount smaller than that fixed by the Memorandum of Association; or

      (c) cancel shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled or, in the case of shares without par value, diminish the number of shares into which its capital is divided.

      (3) For the avoidance of doubt it is declared that sub-paragraphs 2(a) and 2(b) above do not apply if the shares of the Company have no par value.

      (4) Subject to the Law, the Company may from time to time by special resolution reduce its share capital in any way or alter any conditions of its Memorandum of Association relating to share capital.

55.   Alteration of registered office, name and objects

Subject to the Law, the Company may by resolution of its Directors change the location of its Registered Office.

Subject to the Law, the Company may from time to time by special resolution change its name or alter its objects or make any other alteration to its Memorandum of Association for which provision has not been made elsewhere in these Articles.

56. Variation of rights, alteration of share capital and purchase of shares of the Company

      (1) Any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

      (2) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

57.   Registered holder of shares

                                                                     EXHIBIT 3.1

      (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

      (2) No person shall be entitled to recognition by the Company as holding any share upon any trust and the Company shall not be bound by, or be compelled in any way to recognise, (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any other right in respect of any share except an absolute right to the entirety of the share in the holder. If, notwithstanding this Article, notice of any trust is at the holder's request entered in the Register or on a share certificate in respect of a share, then, except as aforesaid:

      (a) such notice shall be deemed to be solely for the holder's convenience;

      (b) the Company shall not be required in any way to recognise any beneficiary, or the beneficiary, of the trust as having an interest in the share or shares concerned;

      (c) the Company shall not be concerned with the trust in any way, as to the identity or powers of the trustees, the validity, purposes or terms of the trust, the question of whether anything done in relation to the shares may amount to a breach of trust or otherwise; and

      (d) the holder, shall keep the Company fully indemnified against any liability or expense which may be incurred or suffered as a direct or indirect consequence of the Company entering notice of the trust in the Register or on a share certificate and continuing to recognise the holder as having an absolute right to the entirety of the share or shares concerned.

      (3) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

58.   Death of a joint holder

Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

59.   Share certificates

      (1) Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by

                                                                     EXHIBIT 3.1

such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

      (2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

      (3) If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

      (4)   Share certificates may not be issued in bearer form.

60.   Calls on shares

      (1) The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

      (2) The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

61.   Forfeiture of shares

      (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "B" in the Schedule hereto.

      (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

      (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

                                                                     EXHIBIT 3.1

                               REGISTER OF MEMBERS

62.   Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members which may be kept outside the Cayman Islands at such place as the Directors shall appoint and shall enter therein the following particulars:-

      (a) the name and address of each Member, the number and, where appropriate, the class of shares held by such Member and the amount paid or agreed to be considered as paid on such shares;

      (b) the date on which each person was entered in the Register of Members; and

      (c) the date on which any person ceased to be a Member for one year after such person so ceased.

63.   Determination of record dates

Notwithstanding any other provision of these Articles, the Board may fix any date as the record date for:-

      (a)   determining the Members entitled to receive any dividend; and

      (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

but, unless so fixed, the record date shall be as follows:

      (a) as regards the entitlement to receive notice of a meeting or notice of any other matter, the date of despatch of the notice;

      (b) as regards the entitlement to vote at a meeting, and any adjournment thereof, the date of the original meeting;

      (c) as regards the entitlement to a dividend or other distribution, the date of the Directors' resolution declaring the same.

                                                                     EXHIBIT 3.1

                               TRANSFER OF SHARES

64.   Instrument of transfer

      (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form "C" in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

      (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

65.   Restriction on transfer

      (1) The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share.

      (2) If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

66.   Transfers by joint holders

The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

67.   Representative of deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Law, for the purpose of this Article, legal personal representative means the executor or

                                                                     EXHIBIT 3.1

administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68.   Registration on death or bankruptcy

Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form "D" in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

69.   Declaration of dividends by the Board

      (1) The Board may, subject to these Articles and any direction of the Company in general meeting declare a dividend to be paid to the Members, in proportion to the number of shares held by them and paid up by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets PROVIDED that if the shares have no par value, then the dividends shall be paid equally on a per share basis.

      (2) Dividends may be declared and paid out of the profits of the Company, realised or unrealised, or from any reserve set aside from profits which the Directors determine is no longer needed, or not in the same amount. With the sanction of an ordinary resolution dividends may also be declared and paid out of share premium account or any other fund or account which can be authorised for this purpose in accordance with the Law.

      (3)   No dividend shall bear interest against the Company.

      (4) With the sanction of an ordinary resolution of the Company the Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the foregoing generality the Directors may fix the value of such specific assets, may determine that cash payments shall be made to some members in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

      (5) With the sanction of an ordinary resolution of the Company (or, as regards a dividend payable in respect of a class of shares, an ordinary resolution passed at a class meeting) the Directors may determine that:

                                                                     EXHIBIT 3.1

      (a) the persons entitled to participate in the dividend shall have a right of election to accept shares of the Company credited as fully paid in satisfaction of all or (if the Directors so specify or permit) part of their dividend entitlement; or

      (b) a dividend shall be satisfied in whole or specified part by an issue of shares of the Company credited as fully paid up, subject to a right of election on the part of persons entitled to participate in the dividend to receive their dividend entitlement wholly or (if the Directors so permit) partly in cash;

      and in either event the Directors may determine all questions that arise concerning the right of election, notification thereof to members, the basis and terms of issue of shares of the Company and otherwise.

70.   Other distributions

The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

71.   Reserve fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve fund to be used to meet contingencies or for equalising dividends or for any other special purpose. Pending application, such sums may be employed in the business of the Company or invested, and need not be kept separate from other assets of the Company. The Directors may also, without placing the same to reserve, carry forward any profit which they decide not to distribute.

72.   Deduction of Amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

                                 CAPITALISATION

73.   Issue of bonus shares

      (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company';s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

      (2) The Board may resolve to capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

                                                                     EXHIBIT 3.1

                              SHARE PREMIUM ACCOUNT

Subject to any direction from the Company in general meeting, the Directors may on behalf of the Company exercise all the powers and options conferred on the Company by the Law in regard to the Company's share premium account, save that unless expressly authorised by other provisions of these Articles the sanction of an ordinary resolution shall be required for any application of the share premium account in paying dividends to members.

                        ACCOUNTS AND FINANCIAL STATEMENTS

74.   Records of account

      (1) The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:-

      (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

      (b)   all sales and purchases of goods by the Company; and

      (c)   the assets and liabilities of the Company.

Such records of account shall be kept and proper books of account shall not be deemed to be kept with respect to the matters aforesaid if these are not kept such books as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions at such place as the Board thinks fit.

      (2) No member (not being a Director) shall have any right of inspecting any account or book or document of the Company.

      (3) Subject to any waiver by the Company in general meeting of the requirements of this Article, the Directors shall lay before the Company in general meeting, or circulate to members, financial statements in respect of each financial year of the Company, consisting of:

      (a) a profit and loss account giving a true and fair view of the profit or loss of the Company for the financial year; and

      (b) a balance sheet giving a true and fair view of the state of affairs of the Company at the end of the financial year;

together with a report of the Board reviewing the business of the Company during the financial year. The financial statements and the Directors' report, together with the auditor's report, if any, shall be laid before the Company in general meeting, or circulated to members, no later than one hundred and eighty days after the end of the financial year.

                                                                     EXHIBIT 3.1

      (4) The financial year end of the Company shall be the 31st December in each year but, subject to any direction of the Company in general meeting, the Board may from time to time prescribe some other period to be the financial year, provided that the Board may not without the sanction of an ordinary resolution prescribe or allow any financial year longer than eighteen months.

                                      AUDIT

75.   Appointment of Auditor

      (1) The Company may in general meeting appoint Auditors to hold office until the conclusion of the next annual general meeting or at a subsequent extraordinary general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

      (2) Whenever there are no Auditors appointed as aforesaid the Directors may appoint Auditors to hold office until the conclusion of the next annual general meeting or earlier removal from office by the Company in general meeting. Unless fixed by the Company in general meeting the remuneration of the Auditors shall be as determined by the Directors. Nothing in this Article shall be construed as making it obligatory to appoint Auditors.

      (3) The Auditors shall make a report to the members on the accounts examined by them and on every set of financial statements laid before the Company in general meeting, or circulated to members, pursuant to this Article during the Auditors' tenure of office.

      (4) The Auditors shall have right of access at all times to the Company's books, accounts and vouchers and shall be entitled to require from the Company's Directors and Officers such information and explanations as the Auditors think necessary for the performance of the Auditors' duties; and, if the Auditors fail to obtain all the information and explanations which, to the best of their knowledge and belief, are necessary for the purposes of their audit, they shall state that fact in their report to the members.

      (5) The Auditors shall be entitled to attend any general meeting at which any financial statements which have been examined or reported on by them are to be laid before the Company and to make any statement or explanation they may desire with respect to the financial statements.

      (6) The financial statements provided for by these Articles shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

                                                                     EXHIBIT 3.1

                                     NOTICES

76.   Notices to Members of the Company

A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Article, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile or other mode of representing words in a legible and non-transitory form.

77.   Notices to joint Members

Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

78.     Service and delivery of notice

Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

                               SEAL OF THE COMPANY

79.   The seal

      (1) The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors in that behalf; and, until otherwise determined by the Directors, the Seal shall be affixed in the presence of a Director or the Secretary or an assistant secretary or some other person authorised for this purpose by the Directors or the committee of Directors.

      (2) Notwithstanding the foregoing the Seal may without further authority be affixed by way of authentication to any document required to be filed with the Registrar of Companies in the Cayman Islands, and may be so affixed by any Director, Secretary or assistant secretary of the Company or any other person or institution having authority to file the document as aforesaid.

      (3) The Company may have one or more duplicate Seals, as permitted by the Law; and, if the Directors think fit, a duplicate Seal may bear on its face the name of the country, territory, district or place where it is to be used.

                                                                     EXHIBIT 3.1

                                   WINDING-UP

80.   Winding-up/distribution by liquidator

      (1) The Company may be voluntarily wound-up by a special resolution of Members.

      (2) If the Company shall be wound up the liquidator may, with the sanction of a special resolution, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             ALTERATION OF ARTICLES

81.   Alteration of Articles

Subject to the Law, the Company may from time to time by special resolution alter or amend these Articles in whole or in part.

                                                                     EXHIBIT 3.1

                                SCHEDULE - FORM A


                               -------------------


                                    P R O X Y


I
of
the holder of                    share in the above-named Company hereby appoint
..................................................... or failing him/her
.................................................. or failing him/her
.................................................. as my proxy to vote on my
behalf at the general meeting of the Company to be held on the            day of
               , 20    , and at any adjournment thereof.

Dated this            day of                  , 20

*GIVEN under the seal of the company


*Signed by the above-named


.........................................


.........................................
Witness


*Delete as applicable.

                                                                     EXHIBIT 3.1

                                SCHEDULE - FORM B

            NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the ...... day of
........., 20... last, in respect of the [number] share(s) [numbers in figures]
standing in your name in the Register of Members of the Company, on the ......
day of ........., 20... last, the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of .......... per annum computed from the said ....... day of
.........., 20... last, on or before the ....... day of ........., 20... next at the place of business of the said Company the share(s) will be liable to be forfeited.

Dated this ....... day of .............., 20...


[Signature of Secretary]
By order of the  Board

                                                                     EXHIBIT 3.1

                                SCHEDULE - FORM C

                          TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED .................................................... [amount]

.................................................................... [transferor]

hereby sell assign and transfer unto .............................. [transferee]

of ................................................................... [address]

.............................................................. [number of shares]

shares of .................................................... [name of Company]


Dated .................................


                                        ........................................
                                        (Transferor)

In the presence of:


........................................
               (Witness)


                                        ........................................
                                        (Transferee)

In the presence of:


.........................................
               (Witness)

                                                                     EXHIBIT 3.1

                                SCHEDULE - FORM D

           TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
                                   OF A MEMBER


I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) numbered [number in figures] standing in the register of members of [Company] in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this ........ day of ..........., 20...


Signed by the above-named          )
[person or persons entitled]       )
in the presence of:                )


Signed by the above-named          )
[transferee]                       )
in the presence of:                )